Neiman Funds

Neiman Large Cap Value Fund

Supplement dated December 15, 2009

to the Prospectus August 1, 2009

On November 30, 2009, shareholders of the Neiman Large Cap Value Fund approved a new management agreement with Neiman Funds Management LLC.   Effective immediately, Neiman Funds Management LLC replaces Neiman Capital Management LLC as the investment adviser of the Neiman Large Cap Value Fund.  As a result, the section entitled The Investment Adviser on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

The Investment Adviser

Neiman Funds Management LLC is the investment adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust's Board of Trustees.  The Fund's investment portfolio is managed on a day-to-day basis by the investment team of Harvey Neiman and Daniel Neiman.  Harvey Neiman has been an attorney since 1970.  From 1993 through 1999 he was a licensed stock broker, serving with Merrill Lynch, later Morgan Stanley Dean Witter, and later AG Edwards.  In 1999 he formed Neiman Capital Management, LLC, the adviser to the Fund, and he has been managing portfolios since that time.  Daniel Neiman received a bachelor’s degree in finance from Humboldt State University in 1999.  He has been managing portfolios since 1999.

Neiman Funds Management LLC was organized in 2009.  The adviser serves as investment adviser to the Neiman Large Cap Value Fund.  The address of Neiman Funds Management LLC is 6631 Main Street, Williamsville, New York, 14221.

During the most recent fiscal year ended March 31, 2009, Neiman Capital Management, LLC, the Fund's previous adviser, waived its management fee in order to limit total annual operating expenses of the Fund to 1.75% of its average daily net assets.

Under the Management Agreement, Neiman Funds Management LLC, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  The adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.75% of its average daily net assets through July 31, 2012.

A discussion regarding the basis of the Board of Trustees' renewal of the Management Agreement between the Trust and Neiman Funds Management LLC will be available in the Fund's annual report to shareholders for the year ended March 31, 2010.

The Fund's Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the managers and the managers' ownership of Fund shares.

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This supplement and the Prospectus dated August 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference.